UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) May 11, 2001




                         Commission file number 0-27735
                                                -------


                              Asia4Sale.com, Inc.
             (Exact name of registrant as specified in its charter)



           Nevada                                  77-0438927
   ------------------------             ------------------------------------
   (State of Incorporation)             (I.R.S. Employer Identification No.)



              2465 West 12th Street, Suite 2, Tempe AZ 85281-6935
               (Address of principal executive offices, zip code)




                                 (480) 505-0070
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure.

     On April 2, 2001, Asia4Sale.com, Inc. (the "Company") filed a notification on Form 12b-25 with the Securities and Exchange Commission (the "SEC") regarding the Company's inability to file its Form 10-KSB for the fiscal year ended December 31, 2000 (the "Form 10-KSB") by the prescribed due date. As of the date of this report, the Company has not yet filed the Form 10-KSB. As a result of this delay, the Company is in violation of certain issuer qualification requirements of the OTC Bulletin Board. If the Form 10-KSB is not filed on or before May 23, 2001, the Company's common stock could be removed from trading on the OTC Bulletin Board. Although the Company and its independent auditor are diligently working to complete the Form 10-KSB, there can be no assurance that the Form 10-KSB will be filed on or before the May 23, 2001 deadline.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia4Sale, Inc.


------------------------
James Emberton
Chief Financial Officer

Date:  May 11, 2001


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